UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 2007 (June 6, 2007)

LiveDeal, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-24217	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4840 East Jasmine Street, Suite 105, Mesa, Arizona	85205
(Address of Principal Executive Offices)	(Zip code)

(480) 654-9646
(Registrant’s telephone number, including area code)

YP Corp.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) is being filed to include disclosures that supplement those disclosures made by LiveDeal, Inc. (formerly known as YP Corp. until a name change that took effect on August 15, 2007) (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 7, 2007 (the “Form 8-K”), as set forth below.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 6, 2007, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with LD Acquisition Co., a wholly-owned subsidiary of the Company (“Merger Sub”), LiveDeal, Inc. (“LiveDeal Target”), Rajesh Navar and Arati Navar, as Trustees of the Rajesh & Arati Navar Living Trust (the “Principal Shareholder”) and Rajesh Navar, as the “Shareholders’ Representative.”  The Merger Agreement, which was filed as Exhibit 2.1 to the Form 8-K, set forth the terms and conditions upon which Merger Sub was merged with and into LiveDeal Target with LiveDeal Target surviving as a wholly-owned subsidiary of the Company.  The merger was completed on June 6, 2007.

This Amendment is filed solely to include the financial statements and pro forma financial information described in Item 9.01 below.  Such information should be read in conjunction with the Form 8-K.

Forward-Looking Statements

This Amendment, including the Exhibits attached hereto, contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management.  Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” and variations of such words and similar expressions are intended to identify such forward-looking statements.  In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements.  Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict, including those identified in our Annual Report on Form 10-K for the fiscal year ended September 30, 2006 as “Risk Factors.”  Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.  We undertake no obligation to revise or update any forward-looking statements for any reason.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements of LiveDeal Target are attached hereto as Exhibit 99.1 and incorporated herein by this reference:

Consolidated Balance Sheets as of December 31, 2006 and 2005 and March 31, 2007 (unaudited)

Consolidated Statements of Operations for the years ended December 31, 2006 and 2005 and three months ended March 31, 2007 (unaudited) and 2006 (unaudited)

Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2006 and 2005 and three months ended March 31, 2007 (unaudited)

Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005 and three months ended March 31, 2007 (unaudited) and 2006 (unaudited)

Notes to Consolidated Financial Statements

(b)           Pro Forma Financial Information.  The following pro forma financial statements, which give effect to the transactions described in the Merger Agreement, are attached hereto as Exhibit 99.2 and incorporated herein by this reference:

Unaudited Pro Forma Condensed Combined Financial Information (Introduction)

Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended
March 31, 2007

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended
September 30, 2006

Notes to Unaudited Pro Forma Condensed Combined Statements of Operations

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2006

Notes to Unaudited Pro Forma Condensed Combined Balance Sheeet

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Mayer Hoffman McCann P.C.

99.1	Consolidated Financial Statements of LiveDeal, Inc. and Subsidiaries for the years ended December 31, 2006 and 2005 and the three months ended March 31, 2007 and March 31, 2006.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of LiveDeal, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YP CORP.

Date: August 22, 2007	/s/ Gary L. Perschbacher
Gary L. Perschbacher
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Mayer Hoffman McCann P.C.
99.1	Consolidated Financial Statements of LiveDeal, Inc. and Subsidiaries for the years ended December 31, 2006 and 2005 and the three months ended March 31, 2007.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of LiveDeal, Inc.